First Trust Advisors L.P.
Leveraged Finance Investment Team

Table of Contents
Section 1
Section 2
Section 3
Section 4
Investment Process
Competitive Advantages
First Trust Advisors L.P.

Leveraged Finance Investment Team
Biographies
Certain statements made in this presentation may not be historical facts and are referred to as “forward-looking statements” under the U.S.
federal securities laws. Forward-looking statements are not historical facts but instead represent only First Trust Advisors L.P.’s (“First
Trust”) beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside First Trust’s control. Actual future results or occurrences may differ significantly from those expressed or implied in any forward-looking statements due to numerous factors. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. First Trust undertakes no responsibility to update publicly or revise any forward-
looking statements.
Section 5
Loan Market Review and Outlook

Section 1: Leveraged Finance
Investment Team

First Trust Advisors L.P.

Leveraged Finance Investment Team Highlights
Portfolio Managers have worked together for over a decade
Varied experience includes
•   Fundamental credit analysis of high yield debt, including bonds and loans in both US and Europe
•   Work-out/restructuring experience
•   Portfolio management of institutional separate accounts, comingled funds, structured products, and retail funds
•   Product development experience in ‘40 Act Mutual Funds, UITs, and Offshore Funds (Irish QIF, Luxembourg FCP,
              Cayman LP)
•   Demonstrated success in growing assets across vehicle and investor types globally
 – Retail: open and closed end funds
 – Institutional: global fund raising across commingled funds, separate accounts, and structured products
Characteristics of our investment philosophy include
•   Producing relatively stable, consistent excess returns over time
•   Managing risk relative to the relevant benchmark
•   Creating portfolios which may have a high quality bias
•   Constructing a well-diversified portfolio of assets to mitigate risk
Experience Includes
• Investment performance
• High yield, loans and bonds
• Credit derivatives
• Risk management
• Back office efficiency
• Product development/growth
Team Highlights

First Trust Advisors L.P.

First Trust Leveraged Finance Team
Leveraged Finance Organizational Structure
First Trust Advisors
Advisory Oversight
First Trust Advisors L.P.

Jeff Scott, CFA
Chief Credit Officer
20 years experience*
Chemicals, HC, Tech
William Housey, CFA
14 years experience*
Energy, Utilities, Airlines
Greg Olsen, CFA
17 years experience*
Gaming, Food, Leisure
Credit Analytics
Portfolio Management
William Housey, CFA
Senior Portfolio Manger
14 years experience*
Scott Fries, CFA
Portfolio Manger
15 years experience*
Ryan Kommers
Manager of Operations
13 years experience*
Operations
Andy Rybak, CFA
Trader
10 years experience*
Greg Olsen, CFA
Specialist
17 years experience*
Client Relations
Scott Fries, CFA
15 years experience*
Auto, Publishing, Real
Estate, Finance, Cable
Don Fuller
16 years experience*
Retail, Aerospace and
Defense, Textiles
Brian Kessler
6 years experience*
Generalist
Andy Rybak, CFA
10 years experience*
Generalist
Trading
*Experience listed refers to industry experience

Section 2: Investment Process

First Trust Advisors L.P.

The investment process is a balanced combination of bottom-up fundamental credit analysis and top-down portfolio construction.
• Asset Selection involves evaluation of the macro-economy, industry trends, consistency of cash flows, collateral coverage, and management quality.
• Portfolio Construction focuses on relative value within a risk management structure.
The investment process is driven
by rigorous bottom-up credit
evaluation within a risk managed
portfolio construction
methodology.
Internal ratings system and an
enterprise valuation assessment
are key components of the
overall investment process.
Investment Process
Macroeconomic Viewpoint
Industry Trends
Cash Flow
Consistency
Collateral
Coverage
Management
Evaluation
Fundamental Credit Analysis
Relative Value
Diversification
Liquidity
Portfolio Construction
Investment
Decision

First Trust Advisors L.P.

Portfolio Construction
Portfolio Construction Strategy
Portfolio Diversification
• We believe significant risk reduction can be achieved through proper portfolio diversification.
Relative Value Assessment
• We believe relative value assessment is critical to generating alpha. Portfolio holdings and positions sizes will be driven principally via credit evaluation and in part by a rigorous view of relative value. Secondary market technicals can create compelling opportunities as pricing disconnects with fundamentals.
Credit Ratings
• We also believe that the First Trust Leveraged Finance Team’s proprietary internal ratings system standardizes the credit view across the portfolio. This system also uncovers potential investment opportunities where our credit view differs from the credit rating agencies. Our process generates an expected credit loss in the event of default which can then be scored with an internal rating, based on historical data.
Credit Liquidity
• We believe that favoring more liquid credits provides the ability to adjust position sizes through time. Should credit fundamentals change, liquidity allows for adjusting position sizes as appropriate.
We believe asset selection
complemented by balanced portfolio
construction helps optimize
risk/return profile.
We believe portfolio construction
needs to be dynamic to reflect the
overall performance of individual
names over time.

First Trust Advisors L.P.

Portfolio Construction
Within investment guidelines, considerations include:
Industry prospects, liquidity, diversification
relative value, macro outlook.
Scott Fries, CFA
Portfolio
Manager
Credit Research Team
Jeff Scott, CFA
Chief Credit
Officer
Andy Rybak, CFA
Trader &
Assoc. Credit Analyst
William Housey, CFA
Senior Portfolio
Manager
Don Fuller
Sr. Credit
Analyst
Greg Olsen, CFA
Sr. Credit Analyst
Port. Specialist
Scott Fries, William Housey, Greg Olsen , Jeff Scott
Credit Committee
Portfolio Construction
Senior Analysts cover only 30-40
credits, on average, to ensure that
rigorous credit analysis can be
performed.
Brian Kessler
Assoc. Credit Analyst
Trader Input
Andy Rybak, dedicated trader,
provides input regarding
technical factors such as
liquidity, anticipated break price,
and syndication status.
Portfolio Guideline
Compliance
Ryan Kommers, Manager of
Operations, provides
oversight for portfolio tests.
Cradle to grave research coverage.
Investment Approach
First Trust Advisors L.P.

Research
Portfolio Management

Daily Trading Meetings
•Each morning, the Leveraged Finance Investment Team meets to discuss the state of the market, including both the US and European markets. We highlight any news pertaining to credits in the portfolio. In addition, we review active pending trade ideas.
Daily Credit Review Meeting
•A meeting of the Credit Committee is scheduled each day to discuss any new transaction in the market, controversial credit agreement amendments, or anything noteworthy.
Bi-Weekly Pipeline and Amendment Review
•Twice each week, after the morning trading meeting, the Leveraged Finance Investment Team reviews all active new deals in the pipeline. The purpose is to begin discussing the merits of each new market transaction and determine whether it should be reviewed by the Credit Committee. In addition, we review all pending credit agreement amendments at this meeting.
Quarterly Portfolio Review
•At a minimum, every company is reviewed and monitored once per quarter which includes a full credit monitoring report that is e-mailed to the Credit Committee.
Industry Review Session
•The Leveraged Finance Investment Team meets to discuss industry trends to determine proper weightings within the portfolio. We pay particular attention to any new developments or trends that may affect a given industry in the coming months (e.g. healthcare reform, etc.)
Credit Process
Credit Process

First Trust Advisors L.P.

Credit / Portfolio Management Support
•The First Trust Leveraged Finance Investment Team utilizes an innovative technology application providing front-end trading, portfolio management, credit analysis, compliance and risk management.
•The First Trust Leveraged Finance Investment Team utilizes robust databases to source loan trading runs, merger & acquisition multiples and industry metrics.
Robust Risk Management
• First Trust Advisors provides Advisory Oversight for the Leveraged Finance Investment Team.
• Credit Committee approval is required for new deal underwriting approval.
• Portfolio Management approval is necessary for approval of amendments to credit agreements.
• Separation of trade settlement and trading execution exists.
• Separation of purchase/sale decision and trade execution exists.
Legal Review
• Given the non-standardized documentation for bank loans, we believe legal review is critical to ensure that documents are fully understood.
Systems, Technology & Risk Management
Loan infrastructure will support
efficient compliance monitoring, risk
management, loan processing, credit
analysis, and portfolio management.
Systems, Technology & Risk Management

First Trust Advisors L.P.

Section 3: Loan Market Review and
Outlook

First Trust Advisors L.P.

S&P/LSTA Index Average Price
Jan 2007 - June 2010

$100
$90
$80
$70
$60
Jan-07
Mar-07
May-07
Jul-07
Sep-07
Nov-07
Jan-08
Mar-08
May-08
Jul-08
Sep-08
Nov-08
Jan-09
Mar-09
May-09
Jul-09
Sep-09
Nov-09
Jan-10
Mar-10
May-10
Jul-10

S&P/LSTA Index
Average Spread over LIBOR

L+3000
L+2500
L+2000
L+1500
L+1000
L+500
L+0
Mar-97
Mar-98
Mar-99
Mar-00
Mar-01
Mar-02
Mar-03
Mar-04
Mar-05
Mar-06
Mar-07
Mar-08
Mar-09
Mar-10

Lagging 12-month Default Rate by Principal Amount

12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
Dec-98
Jul-99
Jan-00
Jul-00
Jan-01
Jul-01
Jan-02
Jul-02
Jan-03
Jul-03
Jan-04
Jul-04
Jan-05
Jul-05
Jan-06
Jul-06
Jan-07
Jul-07
Jan-08
Jul-08
Jan-09
Jul-09
Jan-10
Jul-10

Average New Issue Spread

800bps
600bps
400bps
200bps
0bps
Jun-10
YTD 2010
2005-2007
1998-2004
BB/BB-
B+/B-

*

Loan Market Review
Source: Standard & Poor's Leveraged Commentary and Data July 2010. Average spread over LIBOR is discounted spread to three year life.
First Trust Advisors L.P.

Loan Market Outlook
Credit Quality
• Loan defaults have trended lower. The LTM default rate was 3.52% as of September 20, 2010. This is down from the peak default rate of 10.8% in November, 2009.
• We believe the loan default rate will be between 3% and 4% for 2010, and could be between 2.5% and 3.5% in
 2011.
Valuations
• Loan spreads remain wide relative to the historical average. At L+637 bps to a 3-year average life, loan spreads are considerably higher than the L+363 bps average prior to the loan market dislocation (as of August 2010)
• We believe returns will be between 8% and 10% for loans in 2010 based on expectations for continued spread tightening.
Market Technicals
• Demand: As defaults have declined in senior loans and the expectation for rising rates in the future exists, there is typically an increase in flows into senior loans. As of September 23, 2010, there have been inflows in 35 of the 38 weeks this year, for a net $6.4 billion year-to-date inflow.
• Supply: The recent increase in loan issuance should continue throughout the remainder of the year. Many issuers have been accessing the high-yield market in favor of the increased demand that resulted from significant flows and the lack of covenants. Moreover, the increased use of secured bond deals has helped borrowers receive more attractive pricing. Over time, issuers should make their way back to the loan market.
 Borrowers will be inclined to trade covenants for lower spreads and the ability to prepay their deals as economic conditions improve.
• The combination of strong new issuance coupled with robust demand as evidenced by loan market flows has lead to a nice balance in loan market.
Many companies have pushed out
maturities with amend and extend
transactions. Moreover, those
industries most in trouble have
already entered bankruptcy in droves
(real estate and publishing). As such,
we believe it is unlikely that there
will be a new wave of defaults in
2010.

Loan Market Outlook

First Trust Advisors, L.P.
Sources: Standard & Poor's Leveraged Commentary and Data; Lipper FMI.

Section 4: Competitive Advantages

First Trust Advisors L.P.

First Trust Advisors L.P.
Leveraged Finance Team
Competitive Advantages
Experience
•Portfolio Managers have worked together for over a decade.
•The senior members of the leveraged finance investment team were part of a group that managed over
$8 billion* of loan assets.
•Senior team members have average experience of nearly 17 years.
•Long-standing relationships with loan underwriters enhances ability to source investments.
Disciplined Investment Process Includes
•Consistent process combines fundamental credit analysis and risk-managed portfolio construction
•Credit review drives portfolio decisions
•Portfolio diversification limits issue specific and industry specific risk
•Ongoing portfolio compliance monitoring
Resources & Infrastructure
•Experienced fund management
•Loan, high-yield and LCDS experience
•Specialized secondary market professional (trader)
•Robust technology systems
•Dedicated Senior Loan Operations
*as of May, 2007.

Section 5: Leveraged Finance
Investment Team Biographies

First Trust Advisors L.P.

Leveraged Finance Investment Team Biographies

First Trust Advisors L.P.
William Housey, CFA
Senior Vice President
Senior Portfolio Manager
William is the Senior Portfolio Manager for the Leveraged
Finance Investment Team at First Trust Advisors.
William has nearly 15 years of investment experience, most
recently as Executive Director and co-portfolio manager at Van
Kampen Funds, Inc., a wholly-owned subsidiary of Morgan
Stanley (“Morgan Stanley / Van Kampen”). William has
extensive experience in portfolio management of both leveraged and unleveraged credit products, including senior loans, high-
yield bonds, credit derivatives (CDS/LCDS) and corporate
restructurings.
Prior to joining First Trust Advisors, William served as a Portfolio
Manager of structured products and as a Senior Analyst in the
Senior Loan Group. William has managed two collateralized loan obligations (CLO’s): MSIM Croton ($300 million) and MSIM
Peconic Bay ($400 million) and an unlevered comingled
institutional fund: Zodiac ($180 million). William also has
extensive retail fundraising experience, having actively
participated in the successful $1.1 billion launch of the Van
Kampen Dynamic Credit Opportunities Fund, and extensive
institutional fundraising experience, having assisted in the CLO and comingled fund marketing effort.
William received a B.S. in finance from Eastern Illinois University and an M.B.A. in finance as well as management and strategy
from Northwestern University’s Kellogg School of Business.
William holds the Chartered Financial Analyst Designation. He is a member of the CFA Institute and the CFA Society of Chicago.
He serves on the Board of Directors for Broader Urban
Involvement for Leadership and Development (BUILD) in
Chicago.
Gregory Olsen, CFA
Senior Vice President
Senior Credit Analyst
Portfolio Specialist
Gregory is a Senior Credit Analyst and Portfolio Specialist for the
Leveraged Finance Investment Team at First Trust Advisors.
Gregory has 17 years of investment experience, most recently as Executive Director and Portfolio Specialist in leveraged
finance for Morgan Stanley / Van Kampen.
Gregory received a B.S. in business administration from Illinois
Wesleyan University and an M.B.A. with a concentration in
finance from DePaul University. He holds the Chartered
Financial Analyst designation and is a member of the CFA
Institute and the CFA Society of Chicago. His professional
experience is concentrated within the credit markets including senior secured loans, high yield bonds, and convertible
securities.
Gregory has traveled extensively throughout the world to work with a broad range of institutional and retail clients. His client experience spans sovereign wealth funds, pension plans,
foundations, corporations, family offices, high net worth retail, and traditional retail investors in North America, Europe and
Asia. Gregory has led many successful retail product launches such as the Van Kampen Dynamic Credit Opportunities Fund,
which raised $1.1 billion in June 2007. Additionally, he has created and successfully implemented strategic activities to support various products. Gregory has extensive portfolio
attribution and construction experience, which is critical in optimizing portfolios to meet individual mandate goals.

Leveraged Finance Investment Team Biographies

First Trust Advisors L.P.
Jeffrey Scott, CFA
Vice President
Chief Credit Officer
Jeffrey is Chief Credit Officer for the Leveraged Finance
Investment Team at First Trust Advisors.
Jeff has over 20 years of experience in the investment
management industry and has extensive experience in credit
analysis, product development, and product management.
Prior to joining First Trust Advisors, Jeff served as an
Assistant Portfolio Manager and as a Senior Credit Analyst
for Morgan Stanley / Van Kampen from October 2008 to June
2010. As Assistant Portfolio Manager, Jeff served on a team
that managed over $4.0 billion of Senior Loan assets in three separate funds: Van Kampen Senior Loan Fund; Van
Kampen Senior Income Trust; and Van Kampen Dynamic
Credit Opportunities Fund. His responsibilities included
assisting with portfolio construction, buy and sell decision making, and monitoring fund liquidity and leverage.
Jeff earned a B.S. in finance and economics from Elmhurst
College and a M.B.A. with specialization in analytical finance and econometrics and statistics. Jeff also holds the Chartered
Financial Analyst designation and is a member of the CFA
Institute and the CFA Society of Chicago.
Scott D. Fries, CFA
Vice President
Co-Portfolio Manager
Scott is Co-Portfolio Manager for the Leveraged Finance
Investment Team at First Trust Advisors.
Scott began his career at Morgan Stanley / Van Kampen in
1994 and has 15 years of investment industry experience,
most recently as Executive Director and co-portfolio manager of institutional separately managed accounts. He was
responsible for managing three SMA’s representing over $1
billion of AUM. In addition to portfolio management, client
interaction and reporting responsibilities, Scott was a Senior
Credit Analyst.
Scott joined the Senior Loan Group in 1998 as a member of
the Operations Team. His roles included closing trades, back-
office operations and implementing industry leading IT
systems, including Wall Street Office.
Scott received a B.A. in international business from Illinois
Wesleyan University and an M.B.A. in finance from DePaul
University. In addition, Scott holds the Chartered Financial
Analyst Designation. Scott is a member of the CFA Institute
and the CFA Society of Chicago.

.
Leveraged Finance Investment Team Biographies

First Trust Advisors L.P.
Ryan Kommers
Vice President
Manager of Operations
Ryan is Manager of Operations for the Leveraged
Finance Investment Team at First Trust Advisors.
Ryan has over 13 years of investment industry
experience. He served as Vice President, co-manager
and compliance officer of structured products in the
Senior Loan Group at Morgan Stanley / Van Kampen.
Prior to his role as Co-manager of Operations, Ryan was
an operations specialist for the Senior Loan Group.
Ryan received a B.A. in history from University of Illinois.
Andrew Rybak
Vice President
Trading
Associate Credit Analyst
Andy is the Trader and an Associate Credit Analyst for the
Leveraged Finance Investment Team at First Trust
Advisors.
Andy has over 10 years of investment industry
experience. Andy served as a Senior Associate, team
leader overseeing Portfolio Management Support within
the Morgan Stanley / Van Kampen Senior Loan
Operations Group.
Previously at Morgan Stanley / Van Kampen, Andy
worked in the Financial Control group, as well as in the
Non-Financial Data and Reporting Group.
Andy has a B.S. in marketing and an M.B.A. in finance
from Lewis University.

Leveraged Finance Investment Team Biographies

First Trust Advisors L.P.
Don Fuller
Senior Vice President
Senior Credit Analyst
Don Fuller is a Senior Credit Analyst for the
Leveraged Finance Investment Team at First Trust
Advisors. Mr. Fuller is responsible for the Retail,
Aerospace & Defense and Textiles sectors.
Don has 16 years of financial industry experience,
ten of which is within private equity. He has held
leadership positions in healthcare, financial services,
association management, and publishing.
Don earned his B.A. from Wheaton College in
Wheaton, IL and his M.B.A. from the University of
Chicago Graduate School of Business.
Brian Kessler is an Associate Credit Analyst for the
Leveraged Finance Investment Team at First Trust
Advisors. Mr. Kessler is a Generalist, providing
research support to the team.
Brian has approximately 6 years of financial
experience, all of which has been at First Trust.
Brian received his B.A. from Western Michigan
University. Mr. Kessler is a candidate for Level II of
the CFA exam.
Brian Kessler
Vice President
Associate Credit Analyst